UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7878

Dreyfus LifeTime Portfolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	9/30/09

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the Chairman and CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

27	Statement of Financial Futures

28	Statement of Assets and Liabilities

29	Statement of Operations

30	Statement of Changes in Net Assets

32	Financial Highlights

34	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm

47	Important Tax Information

48	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement

53	Board Members Information

55	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus LifeTime Portfolios, Inc.

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

2

DISCUSSION OF PERFORMANCE

For the reporting period of October 1, 2008, through September 30, 2009, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio’s Investor shares produced a total return of 1.98%, and Restricted shares returned 2.31%.1 This compares with a 1.30% total return for the fund’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) produced a –6.91% return over the reporting period.3

Steep declines among stocks and higher yielding bonds over the first half of the reporting period were offset by a sustained rally over the second half as economic and market conditions stabilized.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy.

The Fund’s Investment Approach

Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio seeks maximum total return.To pursue this goal, the fund typically invests in a mix of stocks and bonds.The fund’s neutral asset mix is 50% in stocks and 50% in bonds that are rated investment grade or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%.The fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies.The fund may invest up to 15% of its net assets in foreign securities.

When allocating assets between stocks and bonds, we assess the relative return and risk of each asset class using a proprietary computer model. When selecting large-cap stocks, we seek stocks that appear poised for above-average, long-term capital appreciation, as well as stocks that appear undervalued. The large-cap investments generally mirror the allocations of the S&P 500 Index. The small-cap and foreign equity components and the domestic and foreign bond components are typically constructed to approximate the investment characteristics of the Russell 2000 Index, the Morgan Stanley Capital International Europe,

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

Australasia, Far East (EAFE) Index, the Barclays Capital Intermediate Government/Credit Index, and the J.P. Morgan Non-U.S. Government Bond Index, respectively.

Equity Markets Plunged, Then Rebounded Sharply

Just weeks before the start of the reporting period, the failures of several major financial institutions sparked a financial crisis that nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment, declining housing markets and plunging consumer confidence produced the most severe recession since the 1930s.These influences fueled a bear market that drove large-cap, small-cap and international stocks to multi-year lows. Higher yielding sectors of the bond market also plunged, while U.S.Treasury securities gained considerable value as investors engaged in a “flight to quality.”

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by government and monetary authorities—including historically low short-term interest rates, rescues of troubled corporations and massive injections of liquidity into the banking system—had helped repair the world’s credit markets. Subsequently, evidence of global economic stabilization propelled stocks and lower quality bonds higher through the reporting period’s end. U.S.Treasury securities gave back a portion of their previous gains.

Security Selections Boosted Relative Results

Despite heightened market volatility, we maintained the fund’s overweighted exposure to stocks throughout the reporting period. With short-term interest rates falling to record low levels, it made little sense to us to shift assets to bonds from stocks,which became more attractively valued over the fall of 2008.

Our security selection strategy more than made up for any allocation-related shortfall.The fund received especially strong relative results from the consumer discretionary sector, where budget-oriented businesses such as McDonald’s,AutoZone,Ross Stores and Family Dollar benefited from rising demand for low-cost goods from cost-conscious consumers. In addition, handbag seller Coach gained value after the company added more lower priced products. In the financials sector, the fund avoided some of the more troubled banks in favor of healthier ones, such asWells Fargo & Co. and JPMorgan Chase & Co. Credit card company Discover Financial Services proved relatively insensitive to the financial crisis.

Disappointments during the reporting period were concentrated primarily in the energy sector, where an emphasis on traditionally defensive integrated oil companies—including ExxonMobil, Chevron and ConocoPhillips—prevented the fund from participating more fully in strength among smaller, more specialized oil services and exploration-and-production companies during the 2009 rally.

The fund’s bond portfolio benefited early in the reporting period from an overweighted position in U.S. Treasury securities, while a more S&P 500 Index-like investment mix enabled it to benefit over the second half from narrowing yield differences between Treasuries and corporate- and mortgage-backed securities.

Finding Opportunities in Recovering Markets

We have continued to find what, in our view, are attractive opportunities in the stock market. Therefore, we have maintained the fund’s overweighted exposure to equities. In our judgment, companies that cut costs in the downturn could be poised to benefit in a recovering economy. Meanwhile, we have maintained a generally neutral stance in the bond portfolio as fixed-income markets appear to have normalized.

October 15, 2009

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.

2 For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds — 5%.The Customized Blended Index combines returns from the Standard & Poor’s 500 Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East (Free) Index — Hedged $U.S. (MSCI EAFE), the Barclays Capital Intermediate Government/Credit Bond Index (Barclays Capital Index) and the J.P. Morgan Non-U.S. Government Bond Index — Hedged (J.P. Morgan Global Index) and is weighted to the aforementioned baseline percentages.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Barclays Capital Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.

3 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Portfolio

5

Comparison of change in value of $10,000 investment in the Investor shares and Restricted shares of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio with the Standard & Poor’s 500 Composite Stock Price Index and a Customized Blended Index

† Source: Lipper Inc.

Source: Lipper Inc., Morgan Stanley & Co. Incorporated, J.P. Morgan & Co. Incorporated and Bloomberg L.P.

Past performance is not predictive of future performance.

Average Annual Total Returns as of 9/30/09
	1 Year	5 Years	10 Years

Investor shares	1.98%	2.98%	2.12%
Restricted shares	2.31%	3.28%	2.49%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The graph on the left compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth and Income Portfolio on 9/30/99 to a $10,000 investment made on that date in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds.The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index. Because the portfolio has significant fixed-income holdings, however, it can underperform an equity-only index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%.The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Barclays Capital Intermediate Government/Credit Bond Index (“Barclays Capital Index”) and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, $U.S. (“J.P. Morgan Global Index”), and is weighted to the aforementioned Baseline percentages.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Barclays Capital Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a U.S. bonds component. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Restricted Class Shares	Investor Class Shares

Expenses paid per $1,000†	$ 5.91	$ 7.79
Ending value (after expenses)	$1,223.20	$1,220.50

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Restricted Class Shares	Investor Class Shares

Expenses paid per $1,000†	$ 5.37	$ 7.08
Ending value (after expenses)	$1,019.75	$1,018.05

† Expenses are equal to the portfolio’s annualized expense ratio of 1.06% for Restricted Class and 1.40% for Investor Class, multiplied by the portfolio’s average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS September 30, 2009

	Coupon	Maturity	Principal
Bonds and Notes—36.1%	Rate (%)	Date	Amount ($)		Value ($)

Aerospace & Defense—.1%
Boeing,
Sr. Unscd. Notes	5.13	2/15/13	55,000		59,193
United Technologies,
Sr. Unscd. Notes	7.13	11/15/10	40,000		42,585
					101,778
Agriculture—.1%
Altria Group,
Gtd. Notes	9.25	8/6/19	45,000		55,081
Auto Parts & Equipment—.0%
Johnson Controls,
Sr. Notes	5.50	1/15/16	25,000		25,931
Banks—3.8%
Bank of America,
Gtd. Notes	3.13	6/15/12	90,000	[a]	93,667
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	55,000		54,398
Bank One,
Sub. Notes	5.90	11/15/11	75,000		80,230
BB & T,
Sub. Notes	4.75	10/1/12	85,000		88,713
Capital One Financial,
Sr. Notes	7.38	5/23/14	80,000		89,370
Citigroup,
Gtd. Bonds	2.13	4/30/12	130,000		131,922
Citigroup,
Sub. Notes	5.00	9/15/14	95,000		90,498
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	135,000		138,259
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	55,000		57,677
Deutsche Bank AG London,
Sr. Unscd. Notes	4.88	5/20/13	80,000		85,284
Deutsche Bank Financial,
Bank Gtd. Notes	5.38	3/2/15	45,000	[a]	45,795
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000		95,632
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	75,000		75,669

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	55,000	59,755
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	225,000	233,589
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	10/1/12	40,000	43,069
JPMorgan Chase & Co.,
Sub. Notes	5.75	1/2/13	50,000	53,405
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	37,628
KFW,
Gov’t Gtd. Notes	3.25	2/15/11	190,000	196,249
KFW,
Gov’t Gtd. Notes	3.25	3/15/13	85,000	88,288
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	65,000	70,769
Korea Development Bank,
Sr. Notes	8.00	1/23/14	55,000	62,918
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	55,000 [a]	56,686
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	70,000	73,405
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000	42,479
Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	55,000	59,859
Royal Bank of Scotland Group,
Sr. Sub. Notes	6.38	2/1/11	100,000	100,101
Sanwa Bank,
Sub. Notes	7.40	6/15/11	80,000	87,686
Suntrust Bank,
Sub. Notes	6.38	4/1/11	40,000	41,456
U.S. Bank,
Sub. Notes	6.38	8/1/11	110,000	118,883
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	26,139
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000	29,565
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	50,000	52,606

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	25,000	26,803
				2,688,452
Building & Construction—.2%
CRH America,
Gtd. Notes	5.30	10/15/13	50,000	51,653
CRH America,
Gtd. Notes	6.00	9/30/16	65,000	66,730
				118,383
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	7.60	5/15/14	115,000	127,343
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.75	3/15/19	60,000	66,276
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	70,000	76,587
Rohm & Haas,
Sr. Unscd. Notes	5.60	3/15/13	15,000	15,673
				285,879
Consumer Products—.1%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000	45,623
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000	38,474
				84,097
Diversified Financial
Services—1.9%
American Express,
Sr. Unscd. Notes	7.00	3/19/18	70,000	77,130
American Express,
Sr. Unscd. Notes	8.13	5/20/19	55,000	65,161
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000	58,148
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000	34,316
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	100,000	105,519
BP Capital Markets,
Gtd. Notes	4.75	3/10/19	50,000 [a]	52,669

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Credit Suisse USA,
Gtd. Notes	4.88	1/15/15	75,000		78,839
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	125,000		133,008
General Electric Capital,
Gtd. Notes	2.20	6/8/12	125,000	[a]	127,015
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000		56,522
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	55,000		58,189
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	60,000		59,813
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.00	6/15/12	70,000		75,018
General Electric Capital,
Sub. Debs	6.38	11/15/67	55,000	[b]	45,581
Household Finance,
Sr. Unscd. Notes	6.38	11/27/12	55,000		59,189
John Deere Capital,
Sr. Unscd. Notes	7.00	3/15/12	80,000		89,319
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	140,000		140,487
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000		39,837
					1,355,760
Diversified Metals & Mining—.2%
Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000		41,063
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	85,000		90,545
					131,608
Electric Utilities—.8%
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	25,000	[a]	26,866
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	50,000		52,693
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000		27,054

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
FPL Group Capital,
Gtd. Debs	5.63	9/1/11	110,000	117,877
MidAmerican Energy,
Sr. Unscd. Notes	5.30	3/15/18	30,000	31,704
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	50,000	54,821
NiSource Finance,
Gtd. Notes	5.25	9/15/17	35,000 [a]	32,940
Public Service of Colorado,
First Mortgage Bonds, Ser. 12	4.88	3/1/13	50,000	52,689
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000	25,699
Union Electric,
Sr. Scd. Bonds	6.70	2/1/19	40,000	45,224
Virginia Electric & Power,
Sr. Unscd. Notes	5.40	4/30/18	55,000	58,954
				526,521
Food & Beverages—.5%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	55,000	58,081
Coca-Cola Enterprises,
Sr. Unscd. Debs	8.50	2/1/12	35,000	39,724
ConAgra Foods,
Sr. Unscd. Notes	6.75	9/15/11	16,000	17,466
Diageo Capital,
Gtd. Notes	5.75	10/23/17	80,000	87,949
General Mills,
Sr. Unscd. Notes	5.65	2/15/19	40,000	43,401
Kraft Foods,
Sr. Unscd. Notes	5.25	10/1/13	50,000	52,707
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	10,000	10,734
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	50,000	63,243
				373,305
Foreign/Governmental—1.6%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000	50,880

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental (continued)
Asian Development Bank,
Notes	2.75	5/21/14	75,000		75,862
Asian Development Bank,
Unsub. Notes	5.50	6/27/16	35,000		38,759
Eksportfinans,
Sr. Unscd. Notes	5.50	5/25/16	60,000		64,901
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000		83,426
European Investment Bank,
Sr. Unscd. Notes	5.25	6/15/11	105,000		112,561
Federal Republic of Brazil,
Sr. Unscd. Notes	7.88	3/7/15	35,000	[a]	41,440
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	55,000		61,011
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	35,000		38,604
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000	[a]	48,542
Province of Quebec Canada,
Unscd. Debs	4.88	5/5/14	45,000		49,040
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	125,000		140,137
Republic of Italy,
Sr. Unscd. Notes	4.38	6/15/13	85,000	[a]	90,295
Republic of Poland,
Bonds	5.00	10/19/15	40,000		42,234
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	20,000		20,860
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	110,000		121,990
					1,080,542
Health Care—.7%
Astrazeneca,
Sr. Unscd. Notes	5.40	9/15/12	100,000		109,674
Baxter International,
Sr. Unscd. Notes	5.90	9/1/16	50,000		56,264
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000		58,226

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	30,000		26,939
GlaxoSmithKline Capital,
Gtd. Notes	5.65	5/15/18	45,000		49,382
Johnson & Johnson,
Sr. Unscd. Notes	5.15	7/15/18	20,000		21,865
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	50,000		56,746
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	30,000		33,876
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000		31,714
Wyeth,
Sr. Unscd. Notes	5.50	2/1/14	25,000		27,329
					472,015
Manufacturing—.2%
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	35,000		36,950
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000		41,118
Honeywell International,
Sr. Unscd. Notes	5.30	3/1/18	75,000		80,872
					158,940
Media—.6%
Comcast Cable Communications,
Sr. Unscd. Notes	6.75	1/30/11	80,000		85,100
Comcast,
Gtd. Notes	5.50	3/15/11	65,000	[a]	68,380
Cox Communications,
Sr. Unscd. Notes	5.45	12/15/14	45,000		48,395
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	35,000		42,377
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000		31,859
Time Warner,
Gtd. Notes	6.75	4/15/11	50,000		53,457
Walt Disney,
Sr. Unscd. Notes	4.70	12/1/12	75,000	[a]	80,970
					410,538

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas—.6%
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	70,000		74,418
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000		52,213
Canadian National Resources,
Sr. Unscd. Notes	5.90	2/1/18	35,000		37,380
ConocoPhillips,
Gtd. Notes	5.75	2/1/19	25,000		27,287
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	75,000	[a]	79,187
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	35,000		40,440
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000	[a]	31,267
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	25,000		25,709
Valero Energy,
Gtd. Notes	6.13	6/15/17	50,000		51,701
XTO Energy,
Sr. Unscd. Notes	5.65	4/1/16	35,000		36,630
					456,232
Pipelines—.3%
Consolidated Natural Gas,
Sr. Unscd. Notes, Ser. A	5.00	12/1/14	40,000		42,428
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	90,000		97,090
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes	7.13	3/15/12	85,000		92,887
					232,405
Property & Casualty Insurance—.5%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	30,000	[a]	32,468
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	90,000		65,259
Berkshire Hathaway,
Gtd. Notes	5.40	5/15/18	15,000		16,197
Hartford Financial Services Group,
Sr. Unscd. Notes	6.00	1/15/19	35,000		33,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
Liberty Mutual Group,
Gtd. Notes	4.88	2/1/10	90,000 [c]	89,370
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	35,000	37,636
Prudential Financial,
Sr. Unscd. Notes	5.10	12/14/11	40,000	41,624
Travelers Cos.,
Sr. Unscd. Notes	5.90	6/2/19	40,000	44,906
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	14,705
				375,415
Real Estate—.2%
Avalonbay Communities,
Sr. Unscd. Notes	6.63	9/15/11	25,000	26,634
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	28,058
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	18,044
Mack-Cali Realty,
Sr. Unscd. Notes	7.75	2/15/11	50,000	52,445
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	23,534
				148,715
Retail—.3%
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000	31,780
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000	52,345
Kohl’s,
Sr. Unscd. Notes	6.30	3/1/11	20,000	20,849
Lowe’s Companies,
Sr. Unscd. Notes	6.10	9/15/17	45,000	50,493
Wal-Mart Stores,
Sr. Unscd. Notes	5.80	2/15/18	45,000	50,633
				206,100
State/Territory General Obligations—.1%
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000	67,322

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Technology—.3%
Hewlett-Packard,
Sr. Unscd. Notes	6.50	7/1/12	50,000		55,929
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000		36,657
Oracle,
Sr. Unscd. Notes	4.95	4/15/13	90,000		97,487
					190,073
Telecommunications—1.1%
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	35,000		37,996
AT & T,
Gtd. Notes	7.30	11/15/11	100,000	[b]	110,823
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000		66,159
Embarq,
Sr. Unscd. Notes	6.74	6/1/13	70,000		75,970
KPN,
Sr. Unscd. Bonds	8.00	10/1/10	15,000		15,933
Motorola,
Sr. Unscd. Notes	7.63	11/15/10	87,000		90,613
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000		51,765
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000		33,725
SBC Communications,
Sr. Unscd. Notes	5.10	9/15/14	75,000		80,951
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		26,323
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000		44,985
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000	[a]	26,682
Verizon Communications,
Sr. Unscd. Notes	6.35	4/1/19	40,000		44,250
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000		42,917
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000		26,535
					775,627

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Transportation—.3%
CSX,
Sr. Unscd. Notes	5.50	8/1/13	50,000		53,660
Norfolk Southern,
Sr. Unscd. Notes	6.75	2/15/11	50,000		53,366
Norfolk Southern,
Sr. Unscd. Notes	8.63	5/15/10	100,000		104,704
Union Pacific,
Sr. Unscd. Notes	6.50	4/15/12	25,000		27,605
					239,335
U.S. Government Agencies—4.9%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000		143,045
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	100,000		108,768
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	160,000		168,672
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000		5,437
Federal Home Loan Banks,
Bonds	4.88	11/18/11	120,000		129,641
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000		87,858
Federal Home Loan Banks,
Bonds	5.00	11/17/17	65,000		71,127
Federal Home Loan Banks,
Bonds, Ser. 467	5.25	6/18/14	60,000		67,346
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000		45,221
Federal Home Loan Banks,
Bonds, Ser. 312	5.75	5/15/12	80,000		88,931
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	120,000	[d]	120,297
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000	[d]	97,841
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000	[d]	185,004
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/15	100,000	[d]	108,805

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	170,000	[d]	186,650
Federal Home Loan Mortgage Corp.,
Notes	5.25	7/18/11	145,000	[d]	156,371
Federal Home Loan Mortgage Corp.,
Notes	5.50	7/18/16	100,000	[d]	113,577
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	100,000	[d]	107,122
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	50,000	[d]	55,242
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	140,000	[d]	148,476
Federal National Mortgage
Association, Notes	1.88	4/20/12	125,000	[d]	126,768
Federal National Mortgage
Association, Notes	2.75	3/13/14	85,000	[d]	86,403
Federal National Mortgage
Association, Sr. Unscd. Notes	4.38	9/15/12	195,000	[d]	209,786
Federal National Mortgage
Association, Bonds	4.38	3/15/13	60,000	[d]	65,135
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000	[d]	21,530
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000	[d]	60,899
Federal National Mortgage
Association, Bonds	5.00	5/11/17	80,000	[d]	88,558
Federal National Mortgage
Association, Bonds	6.00	5/15/11	220,000	[d]	238,293
Federal National Mortgage
Association, Notes	6.63	11/15/10	290,000	[d]	309,604
					3,402,407
U.S. Government Securities—16.3%
U.S. Treasury Bonds:
7.25%, 5/15/16			105,000 [a]		132,932
8.75%, 5/15/17			40,000		55,428
9.00%, 11/15/18			100,000		144,875
9.88%, 11/15/15			295,000		414,360
11.25%, 2/15/15			65,000 [a]		93,636
U.S. Treasury Notes:
1.00%, 7/31/11			40,000 [a]		40,127

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
1.13%, 1/15/12	275,000	275,086
1.38%, 4/15/12	460,000	462,156
1.38%, 5/15/12	240,000	240,881
2.50%, 3/31/13	195,000 [a]	200,683
2.75%, 10/31/13	340,000 [a]	350,997
2.75%, 2/15/19	335,000	319,794
3.13%, 9/30/13	30,000 [a]	31,446
3.13%, 5/15/19	390,000 [a]	383,876
3.50%, 2/15/18	150,000	153,246
3.63%, 5/15/13	195,000	208,086
3.63%, 8/15/19	65,000	66,737
3.75%, 11/15/18	120,000 [a]	124,209
3.88%, 10/31/12	245,000 [a]	263,088
3.88%, 2/15/13	190,000 [a]	204,235
3.88%, 5/15/18	260,000 [a]	272,574
4.00%, 2/15/14	305,000 [a]	329,996
4.00%, 2/15/15	145,000 [a]	156,283
4.13%, 5/15/15	180,000 [a]	194,963
4.25%, 9/30/12	235,000 [a]	254,700
4.25%, 8/15/13	220,000 [a]	239,955
4.25%, 11/15/13	240,000 [a]	262,181
4.25%, 8/15/14	190,000 [a]	207,753
4.25%, 11/15/14	695,000 [a]	759,288
4.25%, 8/15/15	205,000 [a]	223,322
4.25%, 11/15/17	90,000 [a]	97,003
4.38%, 12/15/10	500,000	523,516
4.38%, 8/15/12	220,000 [a]	238,924
4.50%, 11/15/10	700,000 [a]	731,692
4.50%, 11/30/11	155,000 [a]	166,480
4.50%, 11/15/15	85,000 [a]	93,746
4.50%, 2/15/16	120,000 [a]	132,441
4.50%, 5/15/17	185,000	203,110
4.63%, 8/31/11	550,000	589,037
4.63%, 10/31/11	150,000 [a]	161,238
4.75%, 8/15/17	290,000 [a]	323,237
4.88%, 5/31/11	655,000 [a]	700,134
4.88%, 7/31/11	180,000 [a]	193,254
4.88%, 8/15/16	60,000 [a]	67,528
5.13%, 5/15/16	145,000 [a]	165,436
		11,453,669
Total Bonds and Notes
(cost $24,453,428)		25,416,130

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks—46.4%	Shares	Value ($)

Consumer Discretionary—4.4%
Apollo Group, Cl. A	3,350 [e]	246,794
DISH Network, Cl. A	5,700 [e]	109,782
Ford Motor	63,600 [e]	458,556
Garmin	11,550 [a]	435,897
H & R Block	26,150	480,637
McDonald’s	3,750	214,013
Ross Stores	3,450	164,807
Sherwin-Williams	5,250	315,840
Time Warner	20,050	577,039
TJX Cos.	2,650	98,448
		3,101,813
Consumer Staples—5.8%
Archer-Daniels-Midland	17,400	508,428
Coca-Cola Enterprises	18,500	396,085
ConAgra Foods	7,800	169,104
Dean Foods	10,300 [e]	183,237
Kimberly-Clark	6,400	377,472
Kraft Foods, Cl. A	3,700	97,199
Kroger	19,200	396,288
Mead Johnson Nutrition, Cl. A	2,100 [a]	94,731
PepsiCo	2,600	152,516
Procter & Gamble	6,684	387,137
Reynolds American	7,625	339,465
Safeway	5,400	106,488
Wal-Mart Stores	16,007	785,784
Walgreen	2,600	97,422
		4,091,356
Energy—5.2%
Anadarko Petroleum	7,200	451,656
Chevron	11,930	840,230
ConocoPhillips	6,650	300,314
ENSCO International	9,050	384,987
Exxon Mobil	17,104	1,173,505
Marathon Oil	13,000	414,700

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Occidental Petroleum	1,200	94,080
		3,659,472
Financial—6.6%
Aflac	11,250	480,825
American Express	2,950	100,005
Bank of America	11,700	197,964
Charles Schwab	13,300	254,695
Citigroup	21,750	105,270
Discover Financial Services	27,300	443,079
Fifth Third Bancorp	11,100	112,443
Goldman Sachs Group	3,877	714,725
JPMorgan Chase & Co.	5,167	226,418
Moody’s	15,350 [a]	314,061
Morgan Stanley	11,700	361,296
Prudential Financial	6,500	324,415
Public Storage	4,300	323,532
TD Ameritrade Holding	22,200 [e]	435,564
Ventas	2,100	80,850
Wells Fargo & Co.	6,900	194,442
		4,669,584
Health Care—6.9%
Amgen	11,250 [e]	677,587
Becton, Dickinson & Co.	2,200	153,450
Biogen Idec	3,700 [e]	186,924
Bristol-Myers Squibb	6,800	153,136
CIGNA	8,675	243,680
Eli Lilly & Co.	13,550	447,557
Forest Laboratories	5,200 [e]	153,088
Humana	5,025 [e]	187,433
IMS Health	6,400	98,240
Johnson & Johnson	12,781	778,235
Kinetic Concepts	5,100 [e]	188,598
Medco Health Solutions	3,250 [e]	179,758
Medtronic	4,750	174,800

The Portfolio 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Mylan	5,400 [a,e]	86,454
Pfizer	46,500	769,575
UnitedHealth Group	2,550	63,852
WellPoint	3,600 [e]	170,496
Wyeth	3,250	157,885
		4,870,748
Industrial—3.5%
3M	3,450	254,610
Delta Air Lines	21,900 [e]	196,224
EMCOR Group	5,050 [e]	127,866
Emerson Electric	2,400	96,192
Expeditors International Washington	5,200	182,780
General Electric	15,136	248,533
Honeywell International	2,850	105,877
Lockheed Martin	2,250	175,680
Northrop Grumman	8,600	445,050
Raytheon	3,350	160,700
Tyco International	2,750	94,820
United Technologies	5,525	336,638
		2,424,970
Information Technology—8.7%
Accenture, Cl. A	8,150	303,750
Apple	5,120 [e]	949,094
Broadridge Financial Solutions	11,500	231,150
CA	3,700	81,363
Cisco Systems	4,179 [e]	98,373
EMC	11,061 [e]	188,479
Google, Cl. A	982 [e]	486,925
Hewlett-Packard	3,575	168,776
Ingram Micro, Cl. A	8,600 [e]	144,910
Intel	4,100	80,237
International Business Machines	7,100	849,231
Microsoft	36,052	933,386
Oracle	16,026	333,982
QUALCOMM	4,820	216,804
Texas Instruments	16,100	381,409
VMware, Cl. A	4,850 [e]	194,825

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Western Digital	8,600 [e]	314,158
Western Union	9,000	170,280
		6,127,132
Materials—1.7%
Cliffs Natural Resources	10,300	333,308
International Paper	7,100	157,833
Pactiv	7,600 [e]	197,980
Reliance Steel & Aluminum	4,300	183,008
Terra Industries	5,800	201,086
Walter Energy	1,600	96,096
		1,169,311
Telecommunication Services—1.4%
AT & T	24,950	673,899
Qwest Communications
International	45,600 [a]	173,736
Verizon Communications	5,201	157,434
		1,005,069
Utilities—2.2%
AGL Resources	3,700	130,499
American Water Works	3,900	77,766
FPL Group	7,100	392,133
NRG Energy	18,000 [e]	507,420
PG & E	5,050	204,475
Sempra Energy	5,200	259,012
		1,571,305
Total Common Stocks
(cost $30,499,468)		32,690,760
	Principal
Short-Term Investments—1.4%	Amount ($)	Value ($)

U.S. Treasury Bills;
0.17%, 11/12/09
(cost $999,802)	1,000,000 [f]	999,953

Other Investment—15.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,028,000)	11,028,000 [g]	11,028,000

The Portfolio 25

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—13.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,640,016)	9,640,016 [g]	9,640,016
Total Investments (cost $76,620,714)	113.3%	79,774,859
Liabilities, Less Cash and Receivables	(13.3%)	(9,338,418)
Net Assets	100.0%	70,436,441

a	All or a portion of these securities are on loan.At September 30, 2009, the total market value of the portfolio’s securities on loan is $9,351,191 and the total market value of the collateral held by the portfolio is $9,640,016.

b	Variable rate security—interest rate subject to periodic change.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2009, this security amounted to $89,370 or 0.1% of net assets.

d	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.

e	Non-income producing security.

f	Partially held by a broker as collateral for open financial futures positions.

g	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Common Stocks	46.4	Foreign/Governmental	1.6
Short-Term/		State/Territory
Money Market Investments	30.8	General Obligations	.1
U.S. Government & Agencies	21.2
Corporate Bonds	13.2		113.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

September 30, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2009 ($)

Financial Futures Long
CAC 40	3	165,703	December 2009	4,252
DJ Euro STOXX 50	29	1,212,436	December 2009	24,555
FTSE 100	10	813,623	December 2009	20,042
Hang Seng	1	134,444	December 2009	(3,532)
Russell 2000 Mini	149	8,984,700	December 2009	303,587
SPI ASX 200 Index	3	314,085	December 2009	12,100
TOPIX	6	608,255	December 2009	(21,490)
Gross Unrealized Appreciation				364,536
Gross Unrealized Depreciation				(25,022)

See notes to financial statements.

The Portfolio 27

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,351,191)—Note 2(c):
Unaffiliated issuers	55,952,698	59,106,843
Affiliated issuers	20,668,016	20,668,016
Cash		223,061
Dividends and interest receivable		328,141
Receivable for investment securities sold		202,500
Receivable for shares of Common Stock subscribed		2,604
		80,531,165
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		70,098
Liability for securities on loan—Note 2(c)		9,640,016
Payable for investment securities purchased		237,631
Payable for futures variation margin—Note 5		20,694
Payable for shares of Common Stock redeemed		6,690
Accrued expenses		119,595
		10,094,724
Net Assets ($)		70,436,441
Composition of Net Assets ($):
Paid-in capital		82,336,723
Accumulated undistributed investment income—net		802,774
Accumulated net realized gain (loss) on investments		(16,196,715)
Accumulated net unrealized appreciation (depreciation)
on investments (including $339,514 net unrealized
appreciation on financial futures)		3,493,659
Net Assets ($)		70,436,441

Net Asset Value Per Share
	Restricted Class	Investor Class

Net Assets ($)	7,831,991	62,604,450
Shares Outstanding	586,044	4,385,688
Net Asset Value Per Share ($)	13.36	14.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Interest	1,183,055
Dividends (net of $1,708 foreign taxes withheld at source):
Unaffiliated issuers	793,762
Affiliated issuers	24,863
Income from securities lending	74,300
Total Income	2,075,980
Expenses:
Investment advisory fee—Note 4(a)	516,192
Shareholder servicing costs—Note 4(b)	246,243
Professional fees	67,617
Prospectus and shareholders’ reports	35,517
Registration fees	35,144
Custodian fees—Note 4(b)	20,789
Directors’ fees and expenses—Note 4(c)	2,422
Loan commitment fees—Note 3	338
Interest expense—Note 3	70
Miscellaneous	9,103
Total Expenses	933,435
Less—reduction in fees due to
earnings credits—Note 2(c)	(7,465)
Net Expenses	925,970
Investment Income—Net	1,150,010
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	(8,355,575)
Net realized gain (loss) on financial futures	(854,348)
Net Realized Gain (Loss)	(9,209,923)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $828,323
net unrealized appreciation on financial futures)	6,363,773
Net Realized and Unrealized Gain (Loss) on Investments	(2,846,150)
Net (Decrease) in Net Assets Resulting from Operations	(1,696,140)

See notes to financial statements.

The Portfolio 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009	2008

Operations ($):
Investment income—net	1,150,010	1,469,488
Net realized gain (loss) on investments	(9,209,923)	(2,257,949)
Net unrealized appreciation
(depreciation) on investments	6,363,773	(10,464,310)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,696,140)	(11,252,771)
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(375,162)	(878,549)
Investor Class Shares	(951,734)	(1,222,184)
Net realized gain on investments:
Restricted Class Shares	—	(1,914,040)
Investor Class Shares	—	(2,962,791)
Total Dividends	(1,326,896)	(6,977,564)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	763,814	2,616,572
Investor Class Shares	3,841,065	1,377,914
Net assets received in connection
with reorganization—Note 1	—	47,992,944
Dividends reinvested:
Restricted Class Shares	374,385	2,787,768
Investor Class Shares	910,941	4,071,459
Cost of shares redeemed:
Restricted Class Shares	(12,248,878)	(12,687,253)
Investor Class Shares	(15,999,514)	(13,043,459)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(22,358,187)	33,115,945
Total Increase (Decrease) in Net Assets	(25,381,223)	14,885,610
Net Assets ($):
Beginning of Period	95,817,664	80,932,054
End of Period	70,436,441	95,817,664
Undistributed investment income—net	802,774	829,991

	Year Ended September 30,

	2009	2008

Capital Share Transactions (Shares):
Restricted Class Shares
Shares sold	65,724	172,583
Shares issued in connection
with reorganization—Note 1	—	3,546
Shares issued for dividends reinvested	34,190	183,890
Shares redeemed	(1,059,622)	(799,475)
Net Increase (Decrease) in Shares Outstanding	(959,708)	(439,456)
Investor Class Shares
Shares sold	306,260	278,662
Shares issued in connection
with reorganization—Note 1	—	3,000,393
Shares issued for dividends reinvested	77,666	250,273
Shares redeemed	(1,281,118)	(822,155)
Net Increase (Decrease) in Shares Outstanding	(897,192)	2,707,173

See notes to financial statements.

The Portfolio 31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended September 30,

Restricted Class Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.36	17.18	16.60	16.11	15.09
Investment Operations:
Investment income—net[a]	.24	.31	.42	.36	.35
Net realized and unrealized
gain (loss) on investments	.00[b]	(2.41)	1.45	.94	1.07
Total from Investment Operations	.24	(2.10)	1.87	1.30	1.42
Distributions:
Dividends from investment income—net	(.24)	(.54)	(.51)	(.81)	(.40)
Dividends from net realized
gain on investments	—	(1.18)	(.78)	—	—
Total Distributions	(.24)	(1.72)	(1.29)	(.81)	(.40)
Net asset value, end of period	13.36	13.36	17.18	16.60	16.11
Total Return (%)	2.31	(13.38)	11.70	8.44	9.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.16	1.00	1.02	.84
Ratio of net expenses
to average net assets	1.04	1.15	1.00[c]	1.02[c]	.84[c]
Ratio of net investment income
to average net assets	2.13	2.08	2.50	2.48	2.28
Portfolio Turnover Rate	73.05	82.41	49.68	48.36	58.32
Net Assets, end of period ($ x 1,000)	7,832	20,647	34,102	40,856	171,055

a	Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,

Investor Class Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.23	18.18	17.52	16.98	15.81
Investment Operations:
Investment income—net[a]	.20	.26	.39	.36	.34
Net realized and unrealized
gain (loss) on investments	.03	(2.54)	1.53	.97	1.12
Total from Investment Operations	.23	(2.28)	1.92	1.33	1.46
Distributions:
Dividends from investment income—net	(.19)	(.49)	(.48)	(.79)	(.29)
Dividends from net realized
gain on investments	—	(1.18)	(.78)	—	—
Total Distributions	(.19)	(1.67)	(1.26)	(.79)	(.29)
Net asset value, end of period	14.27	14.23	18.18	17.52	16.98
Total Return (%)	1.98	(13.65)	11.37	8.08	9.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.54	1.34	1.32	1.04
Ratio of net expenses
to average net assets	1.40	1.53	1.34[b]	1.32[b]	1.04[b]
Ratio of net investment income
to average net assets	1.59	1.62	2.18	2.13	2.08
Portfolio Turnover Rate	73.05	82.41	49.68	48.36	58.32
Net Assets, end of period ($ x 1,000)	62,604	75,171	46,830	49,629	51,247

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus Lifetime Portfolios, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company, currently offering one portfolio, the Growth and Income Portfolio (the “portfolio”). The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly owned subsidiary of BNY Mellon, serves as the portfolio’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares. The portfolio is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of the close of business on May 14, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the portfolio’s Board of Directors, all of the assets, subject to the liabilities, of Founders Balanced Fund were transferred to the portfolio in exchange for shares of Common Stock of the portfolio of equal value. Shareholders of Class A, Class B, Class C, Class F and Class T shares of Founders Balanced Fund received Investor shares and Class I shares of Founders Balanced

Fund received Restricted shares of the portfolio, in each case in an equal amount to the aggregate net asset value of their investment in Founders Balanced Fund at the time of the exchange. The net asset value of the portfolio’s shares on the close of business May 14, 2008, after the reorganization was $15.97 for Investor shares and $14.97 for Restricted shares, and a total of 3,000,393 Investor shares and 3,546 Restricted shares, representing net assets of $47,992,944 (including $3,043,548 net unrealized appreciation on investments) were issued to Founders Balanced Fund’s shareholders in the exchange.The exchange was a tax-free event to Founders Balanced Fund shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The portfolio’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no trans-

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

actions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Debt securities, excluding short-term investments (other than U.S. Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;and general market conditions.Restricted securities,as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the portfolio not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (continued)

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	32,690,760	—	—	32,690,760
U.S. Treasury
Securities	—	12,453,622	—	12,453,622
Corporate Bonds	—	9,412,190	—	9,412,190
Foreign Government	—	1,080,542	—	1,080,542
Municipal Bonds	—	67,322	—	67,322
U.S. Government
Agencies/
Mortgage-Backed	—	3,402,407	—	3,402,407
Mutual Funds	20,668,016	—	—	20,668,016
Other Financial
Instruments††	364,536	—	—	364,536
Liabilities ($)
Other Financial
Instruments††	(25,022)	—	—	(25,022)

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s book and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100%

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (continued)

of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $31,843 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded by the portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $802,774, accumulated capital losses $8,919,223 and unrealized appreciation $2,761,471. In addition, the fund had $6,545,304 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The portfolio has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $1,472,188 of the carryover expires in fiscal 2010, $413,585 expires in fiscal 2015 and $7,033,450 expires in fiscal 2017. Based on certain provisions in the Code, some of those losses acquired from the fund merger with Dreyfus Founders Balanced Fund are available but subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $1,326,896 and $4,068,581 and long-term capital gains $0 and $2,908,983, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, real estate investment trusts, capital loss carryovers from a fund merger, foreign currency gains and losses and a capital loss carryover expiration, the portfolio increased accumulated undistributed investment income-net by $149,669, decreased accumulated net realized gain (loss) on investments by $2,035,442 and increased paid-in-capital by $1,885,773. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus-managed funds in a $350 million redemption credit facility.

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (continued)

Effective October 15, 2008, the portfolio participates with other Dreyfus-managed portfolios in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the portfolio based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2009 was approximately $5,100 with a related weighted average annualized interest rate of 1.37%.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement (the “Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital,Dreyfus has agreed to pay Mellon Capital a monthly sub-advisory fee for the portfolio, computed at the following annual rates:

Annual Fee as a Percentage of
Total Portfolio Net Assets	Average Daily Net Assets of the Portfolio

$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the portfolio pays the Distributor, at an annual rate of .25% of the value of the average daily net assets of the portfolio’s Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, the portfolio’s Investor Class was charged $147,157 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended September 30, 2009, the portfolio was charged $48,226 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended September 30, 2009, the portfolio was charged $7,465 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended September 30, 2009, the portfolio was charged $20,789 pursuant to the custody agreement.

During the period ended September 30,2009,the portfolio was charged $6,254 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $43,003, shareholder services plan fees $12,744, custodian fees $3,570, chief compliance officer fees $3,341 and transfer agency fees $7,440.

The Portfolio 43

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2009, amounted to $44,740,493 and $67,336,150, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a portfolio’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the portfolio is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The portfolio may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the portfolio recognizes a realized gain or loss.There is minimal counterparty credit risk to the portfolio with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at September 30, 2009, are set forth in the Statement of Financial Futures.

At September 30, 2009, the cost of investments for federal income tax purposes was $77,049,315; accordingly, accumulated net unrealized appreciation on investments was $2,725,544, consisting of $4,649,461 gross unrealized appreciation and $1,923,917 gross unrealized depreciation.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Portfolio 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 43.21% of the ordinary dividends paid during the fiscal year ended September 30, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $495,755 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Portfolio 47

INFORMATION ABOUT THE REVIEW

AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors for the Growth and Income Portfolio (the “Portfolio”) held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the Portfolio’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the Portfolio with investment advisory and administrative services, as well as the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between Dreyfus and Mellon Capital Management Corporation (the “Sub-Adviser”), an affiliate of Dreyfus, pursuant to which the Sub-Adviser provides day-to-day management of the Portfolio’s equity investments and the asset allocation determination for the Portfolio, subject to Dreyfus’ oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolios. The Board members received a presentation from representatives of Dreyfus regarding services provided to the Portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Portfolio pursuant to its Management Agreement and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. Dreyfus’ representatives reviewed the Portfolio’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the Portfolio as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the Portfolio. Dreyfus also provided the number of shareholder accounts in the Portfolio, as well as the Portfolio’s asset size.

The Board members also considered Dreyfus’ and the Sub-Adviser’s research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Portfolio’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Portfolio’s Investor shares performance and comparisons to a group of retail no-load and front-end load mixed asset target allocation moderate funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mixed-asset target allocation moderate funds regardless of asset size or primary channel of distribution (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the Portfolio’s total return performance was above the Performance Universe medians and below the Performance Group medians for five of the six periods shown, and that the Portfolio’s performance was in close proximity to the Performance Group medians for several periods where its performance was below the median. Dreyfus also provided a comparison of the Portfolio’s total returns to the returns of the Portfolio’s benchmark index for each of the calendar years for the prior ten years.

The Portfolio 49

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the Portfolio’s contractual management fee was at the Expense Group median and the actual management fee and expense ratio were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus stated that there were no other mutual funds and no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the Portfolio.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the Portfolio and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted that the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the Portfolio) and not the Portfolio.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to,and determining the profitability of,indi-vidual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the Portfolio and the extent to which economies of scale would be realized if the Portfolio grows and whether fee levels reflect these economies of scale for the benefit of Portfolio investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and to the Sub-Adviser from acting as sub-adviser and noted that there were no soft dollar arrangements with respect to trading the Portfolio’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the Portfolio as part of their evaluation of whether the fees under the Portfolio’s Management Agreement and the Sub-Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, respectively, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the Portfolio’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the Portfolio, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the Portfolio was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and the Sub-Advisory Agreement with respect to the Portfolio. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.
  The Board generally was satisfied with the Portfolio’s overall rela- tive performance.

The Portfolio 51

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the Portfolio to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and management fee information, costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by Dreyfus and the Sub-Adviser from their relationship with the Portfolio and that the fee paid by Dreyfus to the Sub- Adviser is reasonable and appropriate.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the Portfolio had been adequately considered by Dreyfus in connection with the management fee rate charged to the Portfolio and that, to the extent in the future it were determined that material economies of scale had not been shared with the Portfolio, the Board would seek to have those economies of scale shared with the Portfolio.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders.

FORM N-CSR,

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $89,770 in 2008 and $34,196 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,366 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,732 in 2008 and $3,782 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $86 in 2008 and $24 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,881,322 in 2008 and $25,619,110 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.;

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 19, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)